OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND

Supplement dated November 17, 2008 to the

Prospectus dated September 26, 2008

This supplement amends the Prospectus of Oppenheimer Institutional Money Market Fund dated September 26, 2008, and is in addition to the supplement dated October 17, 2008.

The first paragraph of the section "At What Price Are Shares Sold?" on page 11 of the Prospectus is deleted in its entirety and is replaced by the following:

Shares are sold at their offering price which is the net asset value per share. No initial sales charge applies. The offering price that applies to a purchase order is the next net asset value calculated after the purchase order is accepted. The Fund's net asset value per share is generally calculated one hour after the close of the New York Stock Exchange (the "NYSE"), on any day that both the NYSE and the Federal Reserve Bank of Kansas City are open for business (referred to in this prospectus as a "regular business day"). The NYSE generally closes at 4:00 p.m. Eastern Time, but may close earlier on certain days. Payment by Federal Funds wire must be initiated prior to the time that the Fund's net asset value is calculated and must be received by the Fund's close of business, which is usually two hours after the close of the NYSE.

November 17, 2008                                                                PS0647.007